EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, SUJATA PAGEDAR, J. ELLEN CONTI, LISA CRAWFORD, and JENNY KAN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2021 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 10th day of February 2022.

/s/ RAJAT BAHRI	/s/ ARNO L. HARRIS
Rajat Bahri	Arno L. Harris

/s/ CHERYL F. CAMPBELL	/s/ MICHAEL R. NIGGLI
Cheryl F. Campbell	Michael R. Niggli

/s/ KERRY W. COOPER	/s/ PATRICIA K. POPPE
Kerry W. Cooper	Patricia K. Poppe

/s/ JESSICA L. DENECOUR	/s/ DEAN L. SEAVERS
Jessica L. Denecour	Dean L. Seavers

/s/ MARK E. FERGUSON, III	/s/ WILLIAM L. SMITH
Mark E. Ferguson, III	William L. Smith

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

/s/ W. CRAIG FUGATE
W. Craig Fugate

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, SUJATA PAGEDAR, J. ELLEN CONTI, LISA CRAWFORD, and JENNY KAN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2021 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 10th day of February 2022.

/s/ RAJAT BAHRI	/s/ ARNO L. HARRIS
Rajat Bahri	Arno L. Harris

/s/ CHERYL F. CAMPBELL	/s/ MICHAEL R. NIGGLI
Cheryl F. Campbell	Michael R. Niggli

/s/ KERRY W. COOPER	/s/ PATRICIA K. POPPE
Kerry W. Cooper	Patricia K. Poppe

/s/ JESSICA L. DENECOUR	/s/ DEAN L. SEAVERS
Jessica L. Denecour	Dean L. Seavers

/s/ MARK E. FERGUSON, III	/s/ WILLIAM L. SMITH
Mark E. Ferguson, III	William L. Smith

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

/s/ W. CRAIG FUGATE	/s/ ADAM L. WRIGHT
W. Craig Fugate	Adam. L. Wright